                            Schedule 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a) of
               the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant / /
Filed by a party other than the Registrant /X/

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 RLI CORP.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

                             MERRILL CORPORATION
-------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-
    6(i)(1) and 0-11

   (1)  Title of each class of securities to which transaction applies:


   (2) Aggregate number of securities to which transaction applies:


   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


   (4) Proposed maximum aggregate value of transaction:


   (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

   (2)  Form, Schedule or Registration Statement No.:

   (3)  Filing Party:

   (4)  Date Filed:

                            TABLE OF CONTENTS

                                                                     PAGE
GENERAL INFORMATION .............................................
         Proxy Solicitation......................................
         Voting Via Telephone or the Internet....................
         Electronic Access to Proxy Materials
                  and Annual Report..............................
         Shareholder Proposals...................................
         Shareholders Entitled to Vote...........................
SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.....................
         Principal Shareholders..................................
         Directors and Officers..................................
         Section 16(a) Beneficial Ownership
                  Reporting Compliance...........................
PROPOSAL ONE:  ELECTION OF DIRECTORS.............................
         Nominees................................................
         Voting of Proxies.......................................
         Substitute Nominees.....................................
         Director and Nominee Information........................
BOARD COMMITTEES.................................................
         Audit Committee.........................................
         Executive Resources Committee...........................
         Nominating Committee....................................
BOARD MEETINGS AND COMPENSATION..................................
         Meetings................................................
         Director Compensation...................................
         Stock Option Plan for Outside Directors.................
         Director Deferred Compensation Plan.....................
EXECUTIVE RESOURCES COMMITTEE REPORT.............................
         General.................................................
         Base Salary.............................................
         MVP Bonus...............................................
         Incentive Stock Options.................................

         ESOP....................................................
         Chief Executive Officer.................................
         Internal Revenue Code Section 162(m)....................
         Members of the Executive Resources Committee............
EXECUTIVE MANAGEMENT COMPENSATION................................
         Executive Officers......................................
         Summary Compensation Table..............................
         Option Grants in Last Fiscal Year.......................
         Aggregated Option Exercises in Last Fiscal Year and
           Fiscal Year-End Option Values.........................

         Long-Term Incentive Plan................................
         Pension Plan............................................
COMMON STOCK PERFORMANCE CHART...................................
INDEPENDENT PUBLIC ACCOUNTANTS...................................
OTHER BUSINESS...................................................

(LOGO)
                                  RLI CORP.
                         9025 North Lindbergh Drive
                           Peoria, Illinois  61615
           -------------------------------------------------------

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 MAY 6, 1999
           -------------------------------------------------------

To the Shareholders of RLI Corp.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of RLI Corp. ("Company") will be held at 9025 North Lindbergh Drive, Peoria, Illinois, 61615, on Thursday, May 6, 1999, at 2:00 P.M. Central Daylight Time to:

         1. Elect three (3) directors for a three-year term expiring in 2002 or until their successors are elected and qualified; and

         2. Transact such other business as may properly be brought before the meeting.

         Only holders of Common Stock of the Company, of record at the close of business on March 8, 1999, are entitled to notice of and to vote at the Annual Meeting.

                                   By Order of the Board of Directors


                                   Camille J. Hensey
                                   Vice President/Corporate Secretary

Peoria, Illinois
March 26, 1999

         It is important, regardless of the number of shares you hold, that you personally be present or be represented by proxy at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please provide your proxy by either calling the toll-free telephone number, using the Internet, or mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope provided. If you attend the Annual Meeting, your proxy may be withdrawn upon request.

(LOGO)

RLI CORP.
9025 NORTH LINDBERGH DRIVE
PEORIA, ILLINOIS  61615

March 26, 1999

Dear Shareholder:

Please consider this letter your personal invitation to attend the 1999 RLI Corp. Annual Shareholders Meeting. It will be held at 9025 North Lindbergh Drive, Peoria, Illinois, 61615, the Company's principal office, on May 6, 1999, at 2:00 P.M. CDT.

Business scheduled to be considered at the meeting is the election of Class III directors.

In addition, we will review significant events of 1998 and their impact on you and your Company. Directors, officers and representatives of KPMG will be available before and after the meeting to talk with you and answer any questions you may have.

We were pleased with the response of our shareholders at the 1998 Annual Meeting, at which 88% of the Common Stock was represented in person or by proxy. We hope that participation by our shareholders in the affairs of the Company will continue.

YOUR VOTE IS IMPORTANT TO US, NO MATTER HOW MANY SHARES YOU OWN. This year, shareholders will have a choice of voting over the Internet, by telephone or by using a traditional proxy card. Check the proxy card forwarded by your bank, broker, other holder of record or our proxy administrators to see the options available to you. If you do attend the Annual Meeting and desire to vote in person, you may do so even though you have previously voted your proxy.

Thank you for your interest in your Company as well as your confidence and support in our future.

Sincerely,

Gerald D. Stephens, CPCU
President

                                 RLI CORP.
                        9025 NORTH LINDBERGH DRIVE
                          PEORIA, ILLINOIS 61615
                    -----------------------------------

                              PROXY STATEMENT
                    -----------------------------------

                      ANNUAL MEETING OF SHAREHOLDERS
                                TO BE HELD
                                MAY 6, 1999
                    -----------------------------------

                              GENERAL INFORMATION

         This Proxy Statement is furnished to the shareholders of RLI Corp. ("Company") in connection with the solicitation, by the Board of Directors of the Company, of proxies to be used at the Annual Meeting of Shareholders to be held at 2:00 P.M. Central Daylight Time on Thursday, May 6, 1999, at 9025 North Lindbergh Drive, Peoria, Illinois, 61615, and at any adjournments of the Meeting.

PROXY SOLICITATION. The Company will bear the cost of solicitation of proxies. In addition to the use of the mail, proxies may be solicited in person or by telephone, facsimile or other electronic means, by directors, officers or employees of the Company. No additional compensation will be paid to such persons for their services. In accordance with the regulations of the Securities and Exchange Commission ("SEC") and the New York Stock Exchange ("NYSE"), the Company will reimburse banks, brokerage firms, investment advisors and other custodians, nominees, fiduciaries and service bureaus for their reasonable out-of-pocket expenses for forwarding soliciting material to beneficial owners of the Company's Common Stock and obtaining their proxies or voting instructions.

VOTING. As many shareholders cannot attend the Annual Meeting in person, it is necessary that a large number be represented by proxy. Shareholders have a choice of voting over the Internet, by using a toll-free telephone number or by completing a proxy card and mailing it in the postage-paid envelope provided.

Each proxy will be voted in accordance with the shareholder's specifications. If there are no such specifications, it will be voted in favor of the election of directors. All proxies delivered pursuant to this solicitation are revocable at any time at the option of the shareholder either by giving written notice to the Corporate Secretary at 9025 North Lindbergh Drive, Peoria, Illinois, 61615, or by timely delivery of a properly executed proxy, including an Internet or telephone vote, bearing a later date, or by voting in person at the Annual Meeting. All shares represented by valid, unrevoked proxies will be voted at the Annual Meeting.

Assuming the presence of a quorum, the election of directors requires the affirmative vote of a plurality of the votes cast by the holders of the outstanding shares of Common Stock. With respect to the election of directors, shareholders may vote in favor of all nominees, or withhold their votes as to all nominees, or withhold their votes as to specific nominees. Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the Stock Exchange or other organization of which they are members. Members of the NYSE are permitted to vote their client's proxies in their own discretion as to the election of directors if the clients have not furnished voting instructions within ten days of the meeting. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters (a "broker non-vote"), such shares will be considered present at the Annual Meeting for purposes of determining a quorum but will not be considered to be represented at the Annual Meeting for purposes of calculating the vote.

MAILING. This Proxy Statement and enclosed Proxy are first being mailed or electronically delivered to shareholders entitled to notice of and to vote at the Annual Meeting on or about March 26, 1999.

VOTING VIA TELEPHONE OR THE INTERNET. Shareholders can save the Company expense by voting their shares over the telephone, toll-free from the United States or Canada, or by voting through the Internet. The voting procedures are designed to authenticate each shareholder by use of a control number, to allow shareholders to vote their shares, and to confirm that their instructions have been properly recorded. Specific instructions to be followed by any shareholder interested in voting by telephone or the Internet are set forth on the proxy card.

The method of voting will not limit a shareholder's right to attend the Annual Meeting.

ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORT. This notice of Annual Meeting and Proxy Statement and the 1998 Annual Report are available on RLI Corp.'s Internet site at www.rlicorp.com. Shareholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. You can choose this option and save the Company the cost of producing and mailing these documents by following the instructions provided if you vote over the Internet or by telephone. Should you choose to view future proxy statements and annual reports over the Internet, you will receive an e-mail next year with voting instructions and the Internet address of those materials.

SHAREHOLDER PROPOSALS. To be included in the Board of Directors' Proxy Statement for the 2000 Annual Meeting of Shareholders, a shareholder proposal must be received by the Company on or before

November 29, 1999. Proposals should be directed to the attention of the Corporate Secretary at 9025 North Lindbergh Drive, Peoria, Illinois, 61615.

SHAREHOLDERS ENTITLED TO VOTE. At the close of business on March 8, 1999, the record date for the determination of shareholders entitled to vote at the Annual Meeting, the Company had 10,405,369 shares of Common Stock outstanding and entitled to vote. Common share ownership entitles the holder to one vote per share upon each matter to be voted at the Annual Meeting.

                   SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

PRINCIPAL SHAREHOLDERS. The only persons known to the Company who beneficially own more than five percent of the Company's Common Stock as of January 31, 1999, are as follows:

Name and Address                     Amount and Nature of               Percent
of Beneficial Owner                  Beneficial Ownership               of Class
-------------------                  --------------------               --------

Oak Value Capital Management, Inc.       1,551,078                        14.9%
3100 Tower Boulevard
Suite 800
Durham, North Carolina 27707
(1)

RLI Corp.                                1,325,250                        12.7%
Employee Stock Ownership Plan &
Trust
c/o Michael A. Price
9025 N. Lindbergh Drive
Peoria, Illinois  61615
(2)

Gerald D. Stephens                         864,465                         8.3%
493 East High Point Drive
Peoria, Illinois  61614
(3)

   (1) Oak Value Capital Management, Inc., ("Oak Value"), has informed the Company that, as of January 31, 1999, Oak Value had shared voting and shared dispositive power with respect to 1,402,449 shares, and no voting and no dispositive power with respect to 148,629 shares.

   (2) Each Employee Stock Ownership Plan ("ESOP") participant or beneficiary may direct the ESOP trustee as to the manner in which the shares allocated to each under the ESOP are to be voted. The ESOP Administrative Committee ("Committee"), comprised of outside members of the Board of Directors, may direct the ESOP trustee as to the manner in which unallocated shares are to be voted. The Committee has sole investment power as to all allocated and unallocated shares, except as to those shares which are the subject of a participant's diversification election.

   (3) Includes 254,190 shares allocated to Mr. Stephens under the ESOP over which Mr. Stephens has sole voting power and no investment power; 44,210 shares allocated under the RLI Corp. Key Employee Excess Benefit Plan ("Key Plan") over which Mr. Stephens has no voting or investment power; 35,178 shares owned by Mr. Stephens' spouse, over which Mr. Stephens has no voting or investment power; 12,067 shares held in custodian accounts for the benefit of Mr. Stephens' grandchildren, over which Mr. Stephens has sole voting and investment power; 1,706 shares in the H. O. Stephens Trust for the benefit of Mr. Stephens' mother, over which Mr. Stephens, as trustee, has sole voting and investment power; 26,031 shares owned by the Gerald D. and Helen M. Stephens Foundation, over which Mr. Stephens, as President, has sole voting and investment power; 39,682 exercisable stock options, and 2,337 shares held by a bank, as trustee, under an irrevocable trust established by the Company pursuant to the RLI Corp. Executive Deferred Compensation Agreement.


DIRECTORS AND OFFICERS. The following information is furnished as to the beneficial ownership of the shares of the Company's Common Stock by each current director, nominee for director and named executive officer, and the directors and executive officers of the Company as a group, as of February 15, 1999:


                                        Amount and
Name of Individual or                   Nature of                  Percent
Number of Persons in                    Beneficial                 of
Group                                   Ownership (1)              Class
----------------------                  -------------              ---------
Bernard J. Daenzer (2) (9)                103,416                   1.0%

Joseph E. Dondanville (7) (10) (11)        28,886                      *

Richard J. Haayen (8) (9)                  11,105                      *

William R. Keane (3) (8) (9)               94,843                      *

Gerald I. Lenrow (4) (8) (9)               14,195                      *

Jonathan E. Michael (5) (7) (10) (11)      58,533                      *

Edwin S. Overman (8) (9)                   30,713                      *


                                        Amount and
Name of Individual or                   Nature of                  Percent
Number of Persons in                    Beneficial                 of
Group                                   Ownership (1)              Class
----------------------                  -------------              ---------
Gerald D. Stephens (6) (7) (10) (11)      865,166                   8.3%

Michael J. Stone (7) (10) (11)             12,093                      *

Edward F. Sutkowski (8) (9)               101,525                      *

Gregory J. Tiemeier (7) (10) (11)          39,243                      *

Robert O. Viets (8) (9)                    12,342                      *

Directors and executive
officers as a group
(15 persons) (7) (10) (11)              1,401,557                    13.5%

*Less than 1% of Class.

(1) Unless otherwise noted, each person has sole voting power and sole investment power with respect to the shares reported.

(2) Includes 27,588 shares owned by Mr. Daenzer's spouse, and 26,703 shares held in a trust for the benefit of Mr. Daenzer's adult children and grandchildren, of which a bank and Mr. Daenzer's spouse act as co-trustees, as to which Mr. Daenzer disclaims any beneficial interest.

(3) Includes 20,700 shares owned by Mr. Keane's spouse, Evelyn Corral, an honorary Vice President of the Company, as to which Mr. Keane claims beneficial interest.

(4) Includes 424 shares held by Mr. Lenrow's spouse in a custodian account for the benefit of their minor daughter, as to which Mr. Lenrow disclaims any beneficial interest.

(5) Includes 34,032 shares allocated to Mr. Michael under the ESOP, and 7,496 shares allocated under the Key Plan, over which Mr. Michael has no voting or investment power.

(6) Includes 254,190 shares allocated to Mr. Stephens under the ESOP, over which Mr. Stephens has sole voting power and no investment power; 44,210 shares allocated under the Key Plan, over which Mr. Stephens has no voting or investment power; 35,178 shares owned by Mr. Stephens' spouse, over which Mr. Stephens has no voting or investment power; 12,071 shares held in custodian accounts for the benefit of Mr. Stephens' grandchildren, over which Mr. Stephens has sole voting and investment power; 1,706 shares in the H. O. Stephens Trust for the benefit of Mr. Stephens' mother, over which Mr. Stephens, as trustee, has sole voting and investment power; and 26,031 shares owned by the Gerald D. and Helen M. Stephens Foundation, over which Mr. Stephens, as President, has sole voting and investment power.

(7) Includes shares allocated to the executive officers under the ESOP with respect to which such officers have sole voting power and no investment power, except during the period in which any such executive officer may diversify a percentage, not to exceed 50%, of such officer's ESOP benefit. During 1998, one of the executive officers was eligible to elect to diversify shares owned by the ESOP. As of February 15, 1999, the following shares were allocated under the ESOP: Mr. Dondanville 19,402 shares; Mr. Michael 34,032 shares; Mr. Stephens 254,190 shares; Mr. Stone 2,196 shares; and Mr. Tiemeier 32,094 shares.

(8) Includes shares held by a bank trustee under an irrevocable trust established by the Company pursuant to the RLI Corp. Director Deferred Compensation Plan for the benefit of the following: Mr. Haayen 7,543 shares; Mr. Keane 50,193 shares; Mr. Lenrow 10,821 shares; Dr. Overman 27,463 shares; Mr. Sutkowski 29,042 shares; and Mr. Viets 8,311 shares. Each participating director has no voting or investment power with respect to such shares and disclaims beneficial ownership of such shares for purposes of Section 13(d) of the Securities Exchange Act of 1934.

(9) Includes shares which may be acquired within 60 days of February 15, 1999, under the Directors' Stock Option Plan for Outside Directors, upon the exercise of outstanding stock options as follows: Mr. Daenzer 3,250 shares; Mr. Haayen 3,250 shares; Mr. Keane 3,250 shares; Mr. Lenrow 2,950 shares; Dr. Overman 3,250 shares; Mr. Sutkowski 3,250 shares; and Mr. Viets 3,250 shares.

(10) Includes shares which may be acquired by the executive officers within 60 days of February 15, 1999, under the Incentive Stock Option Plan upon the exercise of outstanding stock options as follows: Mr. Dondanville 3,662 shares; Mr. Michael 7,581 shares; Mr. Stephens 39,682 shares; Mr. Stone 4,550 shares; and Mr. Tiemeier 3,043 shares.

(11) Includes shares allocated to the executive officers which shares are held by a bank trustee under an irrevocable trust established by the Company pursuant to the RLI Corp. Executive Deferred Compensation Agreement for the benefit of the following: Mr. Dondanville 3,235 shares; Mr. Michael 3,799 shares; Mr. Stephens 3,034 shares; Mr. Stone 2,352 shares; and Mr. Tiemeier 3,020 shares. Each participating executive officer has no voting or investment power with respect to such shares and disclaims beneficial ownership of such shares for purposes of Section 13(d) of the Securities Exchange Act of 1934.

         The information with respect to beneficial ownership of Common Stock of the Company is based on information furnished to the Company by each individual included in the table.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. The Company notes Michael J. Stone, Executive Vice President, was late in filing a Form 4 reporting the purchase in October 1998 of 250 shares of the Company's Common Stock.

                                 PROPOSAL ONE:
                             ELECTION OF DIRECTORS

NOMINEES. At the Annual Meeting, three (3) directors are to be elected, each to hold office for a three-year term or until a successor is elected and qualified. Messrs. William R. Keane, Gerald I. Lenrow and Edwin S. Overman are Class III directors who were elected by the shareholders in 1996 for three-year terms expiring in 1999.

VOTING OF PROXIES. Unless otherwise instructed, the shares represented by a Proxy will be voted for the election of the three nominees named above. The affirmative vote of a plurality of the shares present in person or represented by Proxy at the Annual Meeting and entitled to vote is required for the election of directors. Votes will be tabulated by an Inspector of Election appointed at the Annual Meeting. Shares may be voted for, or withheld from, each nominee. Shares that are withheld and broker non-votes have no effect on determinations of plurality except to the extent that they affect the total votes received by any particular nominee. There is no cumulative voting for the directors under the Company's Articles of Incorporation.

SUBSTITUTE NOMINEES. The Board of Directors has no reason to believe that any nominee will be unable to serve if elected. In the event that any nominee shall become unavailable for election, the shares represented by a Proxy will be voted for the election of a substitute nominee selected by the persons appointed as proxies unless the Board of Directors should determine to reduce the number of directors pursuant to the Company's By-Laws.

DIRECTOR AND NOMINEE INFORMATION. The following includes certain information with respect to the current directors and nominees to the Board of Directors furnished to the Company by such individuals:

                                           DIRECTOR                   PRINCIPAL
       NAME               AGE              SINCE                      OCCUPATION
       ----               ---              --------                   ----------
William R. Keane           82               1966              Former Vice President, Contacts,
(term expiring in 1999)                                       Inc. (contact lens laboratory)
                                                              in Chicago, Ill., until
                                                              retirement in 1983.

PICTURE

Gerald I. Lenrow           71               1993              Consultant to General
(term expiring in 1999)                                       Reinsurance Corporation until
                                                              December 31, 1998.  Former partner in the
                                                              international accounting firm of Coopers & Lybrand
                                                              LLP until 1990, following which he served as its
                                                              consultant until 1996.
PICTURE

Edwin S. Overman           76               1987              President Emeritus of the
(term expiring in 1999)                                       Insurance Institute of America,
                                                              a national educational
                                                              organization  in Malvern,  Pa.,
                                                              since his retirement as
                                                              President of the Institute in 1987.
PICTURE

Certain information concerning the remaining directors, whose terms expire either in 2000 or 2001, is set forth as follows based upon information furnished to the Company by such individuals:


Bernard J. Daenzer         83               1972              Owner of Daenzer Associates, Key
                                                              Largo, Fla., an insurance
(term expiring in 2000)                                       consulting services firm since
                                                              1980.  Formerly President and
                                                              Chairman of Wolhreich and
                                                              Anderson Insurance Companies
                                                              and the Howden Swan
                                                              Insurance Agencies until
                                                              his retirement in 1980.
PICTURE

Richard J. Haayen(1)       74               1993              Chairman and CEO of Allstate
(term expiring in 2001)                                       Insurance Company in Northbrook,
                                                              Ill., until his retirement in
                                                              1989. Currently Executive-In-
                                                              Residence at Southern Methodist
                                                              University in Dallas, Texas.
PICTURE

Jonathan E. Michael        45               1997              Executive Vice President of the
(term expiring in 2000)                                       Company; President, Chief
                                                              Operating Officer of RLI
                                                              Insurance Company and Mt. Hawley
                                                              Insurance Company, the Company's
                                                              wholly-owned subsidiaries.
                                                              Mr. Michael commenced employment
                                                              with the Company as Chief Accountant
                                                              in 1982.
PICTURE

Gerald D. Stephens         66               1965              Mr. Stephens founded the Company
(term expiring in 2001)                                       in 1965 and has been President
                                                              since 1972.


                                       DIRECTOR                   PRINCIPAL
       NAME               AGE          SINCE                      OCCUPATION
       ----               ---          --------                   ----------
PICTURE

PICTURE

Edward F. Sutkowski (2)    60           1975              President of the law firm of
                                                          Sutkowski & Washkuhn Ltd. in
(term expiring in 2000)                                   Peoria, Ill., since 1965.

Robert O. Viets (3)        55           1993              President and CEO since 1988 of
(term expiring in 2001)                                   Cilcorp Inc., a holding company
                                                          in Peoria, Ill., whose principal
                                                          business subsidiary is Central
                                                          Illinois Light Company ("CILCO").
                                                          Mr. Viets joined CILCO in 1973 and
                                                          held various managerial and officer
                                                          positions until his promotion to
                                                          President and CEO.

PICTURE

(1) Mr. Haayen notified the Company he will retire as a member of the Board effective May 6, 1999. No decision has been made at this time to fill the resulting vacancy, nor have any candidates been considered and approved by the Board of Directors.

(2) Mr. Sutkowski is President of the law firm of Sutkowski & Washkuhn Ltd., which has provided legal services to the Company prior to and during 1998. It is expected that the Company's relationship with Sutkowski & Washkuhn Ltd. will continue in the future.

(3) Mr. Viets is a director of Cilcorp Inc. in Peoria, Illinois, and Consumers Water Company in Portland, Maine, whose securities are registered pursuant to
Section 12 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934.


                             BOARD COMMITTEES

AUDIT COMMITTEE. The Company's Audit Committee, comprised of outside directors Messrs. Haayen, Keane, Lenrow and Viets, met two times in 1998 to consider an outside audit firm and to discuss the planning of the Company's annual outside audit and its results. The Audit Committee also monitored the Company's management of its exposures to risk of financial loss, assessed the auditors' performance, reviewed the adequacy of the Company's internal controls, and the extent and scope of audit coverage, monitored selected financial reports, and made audit and auditor engagement recommendations to the Board of Directors.

EXECUTIVE RESOURCES COMMITTEE. The Company's Executive Resources Committee, comprised of outside directors Messrs. Daenzer, Haayen, Lenrow and Overman, met one time in 1998 to review and recommend the compensation of the executive officers and other officers of the Company. The Committee also evaluated executive performance, executive back-up plans, examined the officer development program, and was responsible for searching, enlisting and maintaining a file of prospective new Board members and potential executive officers. The Company's Stock Option Plans were administered by the Stock Option Committee comprised of outside directors Messrs. Daenzer, Haayen, Keane, Overman and Viets. On March 3, 1999, the Committee disbanded the Stock Option Committee and assumed the responsibilities of administering the Company's Stock Option Plans.

NOMINATING COMMITTEE. The Company does not have a standing nominating committee.

                  BOARD MEETINGS AND COMPENSATION

MEETINGS. During the year 1998, four meetings of the Board of Directors were held. No director attended fewer than 75% of the aggregate number of meetings of the Board and Board committees on which he served.

DIRECTOR COMPENSATION. During 1998, all directors of the Company (other than officers of the Company) were compensated at the rate of $20,000 per year and paid $1,100 for each Board meeting attended, $1,100 for each Committee meeting of the Board attended, and $1,100 for each Committee meeting of the Board chaired. Directors are also reimbursed for actual travel and related expenses incurred and are provided a travel accident policy funded by the Company.

STOCK OPTION PLAN FOR OUTSIDE DIRECTORS. The Stock Option Plan for Outside Directors ("Director Plan") provides for the grant of an option to purchase 3,000 shares of the Company's Common Stock to each newly elected or appointed outside director exercisable at fair market value on the date of grant. In addition, if the Company earns more than its cost of capital and the ESOP contribution as provided under its Market Value Potential Plan in each respective year, each outside director is granted an option to purchase 1,500 additional shares of the Company's Common Stock under the Director Plan effective the first business day in February of the succeeding year exercisable at fair market value on the date of grant. Effective May 6, 1999, retroactive to January 1, 1999, the amount of options to be granted to the outside directors under the Director Plan was increased from 1,500 to 1,800 shares of the Company's Common Stock.

DIRECTOR DEFERRED COMPENSATION PLAN. Prior to the beginning of each year, an outside director may elect to defer the compensation otherwise payable to the director during the succeeding year pursuant to the Director Deferred Compensation Plan ("Deferred Plan"). Under the Deferred Plan, the Company must transfer to a bank trustee, under an irrevocable trust established by the Company, such number of shares as are equal to the compensation deferred at the close of the referent year. Dividends on these shares are reinvested quarterly under the Company's Dividend Reinvestment Plan. In general, Deferred Plan benefits are distributable beginning when the director's status terminates.



                        EXECUTIVE RESOURCES COMMITTEE REPORT

         The following report by the Executive Resources Committee is required by the rules of the Securities and Exchange Commission to be included in this Proxy Statement and shall not be considered incorporated by reference in other filings by the Company with the Securities and Exchange Commission.

GENERAL. The Executive Resources Committee is responsible for determining specific compensation levels of its executive officers. The Company aims to offer total compensation packages that attract, retain and motivate high quality executives and that reward executives for Company profitability and the enhancement of shareholder value. The following components of executive compensation have been designed to meet these objectives.

BASE SALARY. The Executive Resources Committee sets base salary ranges for each executive officer position based on executive compensation data from nationally recognized surveys from a group of comparable insurance companies prepared by Watson Wyatt, an independent actuarial firm. Actual salaries, which consider individual performance and job content in the context of these ranges, are targeted to fall at or near the 75th percentile of salaries offered in the Company's competitive market.

MVP BONUS. Prior to 1996, the Company paid annual cash bonuses to its executive officers based upon achievement of the Company's annual business plan. Since the adoption of the Market Value Potential Plan ("MVP Plan") in 1996, the Company has paid bonuses pursuant to the MVP Plan, which rewards executive officers for earnings in excess of the Company's cost of capital. The MVP Plan thus encourages executive officers to manage and allocate Company capital to products that produce income in excess of the cost of capital, thereby enhancing the potential for appreciation of the Company's stock.

Under the MVP Plan, the total annual bonus pool for the Company, if any, is based upon a Committee-specified percentage of the Company's return on capital in excess of its cost of capital. The Executive Resources Committee awards individual bonuses out of the pool taking into account Watson Wyatt studies of bonus compensation in the Company's competitive market and the executive officer's job content. A memo account is established for each participant in the MVP Plan and the participant's allocated percentage of the MVP Bonus Pool for each year (whether a positive or negative amount) is annually credited to participants' accounts without limitation. Once a year, an interest factor is credited to positive balances and fifty percent of each participant's positive account balance is paid out. The remaining positive balance or any negative balance is rolled into the next year and is subject to subsequent MVP Plan results.

INCENTIVE STOCK OPTIONS. Stock options awarded pursuant to the Incentive Stock Option Plan are another important element of the Company's compensation philosophy. The Company believes options serve as incentives to executives to maximize the long-term growth and profitability of the Company, which will be reflected in the Company's stock price. Under the Incentive Stock Option Plan, options may not be granted for less than fair market value of the Company's Common Stock on the date of grant, so that recipients will recognize value from the grants only if the Common Stock price increases in the future. Furthermore, all options granted provide for twenty percent annual vesting over a period of five years.

ESOP. The Company's ESOP also offers a valuable way of aligning the interests of its employees, including its executive officers, with those of its shareholders on a long-term basis. Pursuant to the ESOP, the Company makes annual cash contributions, based on the Company achieving positive MVP, that are used to purchase Company Common Stock on behalf of the Company's employees, including its executive officers. All employees, including executive officers, may have an annual contribution of fifteen percent of wages (limited to $24,000). The ESOP vests twenty percent per year to 100% at the end of five years. Mr. Michael is eligible to participate in an individualized Key Employee Excess Benefit Plan ("Key Plan"). Under the Key Plan, the Company makes annual cash contributions which are used to purchase stock held in a trust it maintains for Mr. Michael's benefit in an amount equal in value to the excess of the contribution allowable to him under the ESOP (determined without regard to any limitations on compensation imposed by the Internal Revenue Code), over the contribution actually made for him under the ESOP (determined with regard to such limitations).

CHIEF EXECUTIVE OFFICER. Policies with respect to the Chief Executive Officer are the same as those discussed for executive officers generally, except that, in addition to the ESOP, Mr. Stephens is eligible to participate in an individualized Key Employee Excess Benefit Plan ("Key Plan"). Under the Key Plan, the Company makes annual cash contributions which are used to purchase stock held in a trust it maintains for Mr. Stephens' benefit in an amount equal in value to the excess of the contribution allowable to him under the ESOP (determined without regard to any limitations on compensation imposed by the Internal Revenue Code), over the contribution actually made for him under the ESOP (determined with regard to such limitations).

INTERNAL REVENUE CODE SECTION 162(m). The Company intends that bonuses awarded pursuant to the MVP Plan will satisfy the conditions necessary for deductibility by the Company under Section 162(m) of the Internal Revenue Code, which limits the ability of the Company to deduct any compensation in excess of $1,000,000 per year for federal income tax purposes unless such conditions are met.

                   MEMBERS OF THE EXECUTIVE RESOURCES COMMITTEE

                             Edwin S. Overman, Chairman
                                 Bernard J. Daenzer
                                 Richard J. Haayen
                                 Gerald I. Lenrow


                          EXECUTIVE MANAGEMENT COMPENSATION

EXECUTIVE OFFICERS. The following information is provided as to each current executive officer of the Company:

                                                               EXECUTIVE
                                      POSITION                 OFFICER
 NAME AND AGE                         WITH COMPANY             SINCE
---------------------                -------------            -----------
Joseph E. Dondanville               Vice President,               1992
Age 42                              Chief Financial
                                    Officer

Camille J. Hensey                   Vice President and            1987
Age 57                              Corporate Secretary

                                     13

                                                               EXECUTIVE
                                      POSITION                 OFFICER
 NAME AND AGE                         WITH COMPANY             SINCE
---------------------                -------------            -----------
Jonathan E. Michael                 Executive Vice                1985
Age 45                              President; President,
                                    Chief Operating Officer
                                    of RLI Insurance
                                    Company and Mt. Hawley
                                    Insurance Company, the
                                    Company's wholly-owned
                                    insurance subsidiaries

Mary Beth Nebel                     Vice President                1994
Age 42                              and General
                                    Counsel

Michael A. Price                    Treasurer                     1998
Age 35 (1)

Gerald D. Stephens                  President                     1965
Age 66                              and Director

Michael J. Stone                    Executive Vice President      1997
Age 50 (2)                          of RLI Insurance
                                    Company and Mt. Hawley
                                    Insurance Company, the
                                    Company's wholly-owned
                                    insurance subsidiaries

Gregory J. Tiemeier                 Assistant Secretary;          1992
Age 41                              Senior Vice President,
                                    Chief Information Officer
                                    and Assistant Secretary
                                    of RLI Insurance Company
                                    and Mt. Hawley Insurance
                                    Company, the Company's
                                    wholly-owned insurance
                                    subsidiaries

  (1) Mr. Price joined the Company as Treasurer in June of 1996. As Mr. Price's duties and responsibilities in connection with his position currently meet the "Executive Officer" definition of the SEC rules for disclosure purposes, the Board of Directors classified him as an executive officer of the Company effective December 3, 1998.

(2) Mr. Stone joined the Company as Vice President of Claims in May of 1996 after having served in various positions for Travelers Insurance Group of Hartford, Conn. since 1977, including Vice President of Claims. As Mr. Stone assumed significant policy-making functions during his first year as an officer of the Company's wholly-owned insurance subsidiaries, the Board of Directors classified him as an executive officer of the Company effective August 7, 1997. He was promoted to Senior Vice President of Claims in May of 1998 and Executive Vice President in December of 1998.

         SUMMARY COMPENSATION TABLE. The aggregate compensation earned from the Company and its subsidiaries during the 1998 fiscal year is expressed below for the Company's President and five other most highly-compensated executive officers:

                                                                                     LONG-TERM
                                          ANNUAL COMPENSATION                        COMPENSATION
                                    --------------------------------                 ------------
                                                                     OTHER            SECURITIES
NAME and PRINCIPAL                                                   ANNUAL           UNDERLYING            ALL OTHER
POSITION                   YEAR     SALARY ($)     BONUS ($)(1)      COMPENSATION(2)  OPTIONS (#)(3)    COMPENSATION ($)(4)
-----------------          ----     ----------     ------------      ---------------  --------------    -------------------
Gerald D. Stephens         1998       462,792        743,932(5)                           41,250              240,670
President                  1997       458,296      1,020,291                              41,500              158,862
                           1996       438,208        477,178                              27,125               69,743

Jonathan E. Michael        1998       288,080(5)     520,753(5)                           19,251              158,295
Executive Vice President   1997       261,680        714,204                              10,500               99,517
                           1996       257,056        334,025                               3,625               40,064

Michael J. Stone (6)       1998       195,967(5)     249,976(5)                           12,500               25,377
Senior Vice President,     1997       183,600        327,585                               5,250               25,798
RLI Insurance Company and  1996          -              -                                 -                    -
Mt. Hawley Insurance Company

Terry L. Younghanz (7)     1998       167,539        330,489                              12,500                     0
Senior Vice President,     1997       182,400        566,838             69,706            5,250                25,798
Underwriting, RLI          1996       165,588        258,193             58,789            5,000                23,275
Insurance Company
and Mt. Hawley
Insurance Company

Joseph E. Dondanville      1998       153,000(5)     267,508(5)                            9,376               25,377
Vice President, Chief      1997       144,166        377,342                               5,375               25,798
Financial Officer          1996       132,760        214,730                               2,250               20,600

Gregory J. Tiemeier        1998       143,862(5)     191,332(5)                            3,125               25,377
Senior Vice President,     1997       136,200        374,217                               2,375               25,798
Chief Information Officer  1996       135,317        155,083                               1,500               20,997

(1) 1998 amounts represent compensation accrued during fiscal year 1998 and paid in 1999 pursuant to the Company's MVP Plan, exclusive of the following additional amounts which may be payable to such individuals in future years under the MVP Plan: Gerald D. Stephens $743,932; Jonathan E. Michael $520,752; Michael J. Stone $249,976; Terry L. Younghanz $399,962; Joseph E. Dondanville $267,507; and Gregory J. Tiemeier $191,331. In the case of Mr. Younghanz, $160,769 of the 1996 amount, $239,253 of the 1997 amount and $230,498 of the 1998 amount represent underwriting bonuses earned in such years, based upon a percentage of earned premiums, less developed losses and expenses, for his area of responsibility for the seven years preceding the year in which the bonus was earned. The remainder of the bonus for 1996, 1997 and 1998 was paid to Mr. Younghanz pursuant to the MVP Plan.

(2) The amount of perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the total of the named executive officer's annual salary and bonus, with the exception of Mr. Younghanz. The amounts include $50,839 in 1996 and $43,664 in 1997 paid for the relocation of Mr. Younghanz from Shawnee, Kansas, to the Company's Home Office in Peoria, Illinois. Also includes $24,718 in 1997 for spousal travel required for business- related Company activities and certain personal travel. These amounts include reimbursement for federal, state and FICA tax liability resulting from the income imputed to Mr. Younghanz.

(3) Twenty percent of each option grant becomes exercisable one year after the date of the grant and each year thereafter in 20% increments. Such options lapse at the end of the ten-year period beginning on the grant date. Amounts shown have been adjusted for the June 19, 1998, 5-for-4 stock split.

(4) Represents the value of Company contributions to the ESOP on behalf of the named executive officers. In the case of Messrs. Stephens and Michael, the amounts include shares allocated to them under their respective Key Plans as follows: Mr. Stephens 10,630 shares (adjusted for June 19, 1998, 5-for-4 stock split) in respect of 1998, 2,056 shares in respect of 1997 and 2,180 shares in respect of 1996. Mr. Michael 2,246 shares (adjusted for June 19, 1998, 5-for-4 stock split) in respect of 1998, 506 shares in respect of 1997, and 665 shares in respect of 1996. In general, benefits are distributable to Messrs. Stephens and Michael when their employment terminates. Under the Key Plan, the Company must transfer to the trustee under an irrevocable trust maintained by the Company for the benefit of Messrs. Stephens and Michael such number of shares as are equal in value to the excess of (a) the contribution allocable to them under the ESOP determined without regard to any limitation on compensation imposed by the Internal Revenue Code, over (b) the contribution actually allocable to them under the ESOP determined with regard to any limitation on compensation imposed by the Internal Revenue Code. The total value of their Key Plan benefits as of December 31, 1998, was: Mr. Stephens $1,461,396 and
    Mr. Michael $246,538.

(5) Includes amounts voluntarily deferred under the Company's Executive Deferred Compensation Agreement ("Agreement"). The Agreement allows executive officers to defer portions of current base salary and bonus compensation otherwise payable during the year.

(6) Mr. Stone joined the Company in 1996 and became an executive officer in 1997.

(7) Mr. Younghanz terminated his employment with the Company on November 12, 1998.

OPTION GRANTS IN LAST FISCAL YEAR. The following table shows information regarding grants of stock options made to the named executive officers under the Company's Incentive Stock Option Plan during the fiscal year ended December 31, 1998. The amounts shown for each of the named executive officers as potential realizable values are based on arbitrarily assumed annualized rates of stock price appreciation of five percent and ten percent over the full ten-year term of the options, which would result in stock prices of approximately $68.74 and $109.46, respectively. The amounts shown as potential realizable values for all shareholders represent the corresponding increases in the market value of 10,335,292 outstanding shares of the Company's Common Stock held by all shareholders as of December 31, 1998, which would total approximately $593,513,036 and $945,070,317, respectively. No gain to the optionees is possible without an increase in stock price, which will benefit all shareholders proportionately. These potential realizable values are based solely on arbitrarily assumed rates of appreciation required by applicable Securities and Exchange Commission regulations. Actual gains, if any, on option exercises and common stockholdings are dependent on the future performance of the Company's Common Stock. There can be no assurance that the potential realizable values shown in this table will be achieved.


                                                                                POTENTIAL REALIZABLE VALUE AT
                                                                                ASSUMED ANNUAL RATES OF STOCK
                          INDIVIDUAL GRANTS                                   PRICE APPRECIATION FOR OPTION TERM
------------------------------------------------------------------------      -----------------------------------

                                                                                  IF STOCK AT           IF STOCK AT
                                                                                    $68.74                $109.46
                       NUMBER OF   % OF TOTAL
                      SECURITIES     OPTIONS
                      UNDERLYING   GRANTED TO     EXERCISE
                       OPTIONS      EMPLOYEES     OR BASE
                       GRANTED      IN FISCAL     PRICE      EXPIRATION
NAME                   (#)(1)          YEAR       ($/SH)(2)     DATE               5%(3)                   10%(3)
--------------------------------------------------------------------------------------------------------------------
ALL SHAREHOLDERS'                                                                $593,513,036           $945,070,317
STOCK APPRECIATION


Gerald D. Stephens        41,250      31.98%     $42.20       05/07/98          $  1,094,748            $  2,774,307



Jonathan E. Michael       19,251      14.92%     $42.20       05/07/98          $    510,909             $ 1,294,744



Michael J. Stone          12,500       9.69%     $42.20       05/07/98          $    331,742             $   840,699



Joseph E. Dondanville      9,376       7.27%     $42.20       05/07/98          $    165,871             $   420,350

Gregory J. Tiemeier        3,125       2.42%     $42.20       05/07/98          $     82,935             $   210,175

--------------------------------------------------------------------------------------------------------------------

      (1) Each option grant becomes exercisable in 20% increments on the first five anniversaries of the grant date. Such options lapse on the tenth anniversary of the grant date. These numbers have been adjusted for the June 19, 1998, 5-for-4 stock split.

      (2) The exercise price is the fair market value on the date of grant and has been adjusted for the June 19, 1998, 5-for-4 stock split.

      (3) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates dictated by the Securities and Exchange Commission when the "Potential Realizable Value" alternative is used. These are not intended to be a forecast of the Company's stock price.


      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES(1). The following table sets forth information with respect to the named executive officers concerning the exercise of options during the last fiscal year and unexercised options held December 31, 1998. Value realized upon exercise is the excess of the fair market value of the underlying stock on the exercise date over the exercise price under the option. Value of unexercised, in-the-money options at fiscal year-end is the difference between its exercise price and the fair market value of the underlying stock on December 31, 1998, which was $33.25 per share. These values, unlike the amounts set forth in the column headed "Value Realized," have not been, and may never be, realized. The underlying options have not been, and may never be, exercised; actual gains on exercise, if any, will depend on the value of the Company's Common Stock on the date of exercise. There can be no assurance that these values will be realized.

                                                         NUMBER OF
                                                  SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                  UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                                   FISCAL YEAR-END (#)          FISCAL YEAR-END
                                                 ------------------------       -----------------------
                  SHARES
                 ACQUIRED
                    ON         VALUE
                 EXERCISE    REALIZED   EXERCISABLE    UNEXERCISABLE        EXERCISABLE          UNEXERCISABLE
NAME               (#)          ($)
------------------------------------------------------------------------------------------------------------
Gerald D. Stephens        0     $0.00      39,682         104,414             $566,704             $  713,564


Jonathan E. Michael       0     $0.00       7,581          32,514             $104,502             $  138,494


Michael J. Stone          0     $0.00       4,550          21,950             $ 58,187             $  106,312


Joseph E. Dondanville     0     $0.00       3,662          16,152             $ 49,540             $   70,241


Gregory J. Tiemeier       0     $0.00       3,043           7,238             $ 45,417             $   49,249

------------------------------------------------------------------------------------------------------------

(1) The share numbers, market and exercise prices have been adjusted, as necessary, for the 5-for-4 stock splits that occurred on June 21, 1995 and June 19, 1998.

LONG-TERM INCENTIVE PLAN. No long-term incentive plan awards were made during 1998.

PENSION PLAN. The following table illustrates the estimated annual benefits which are not subject to any deduction for social security or other offset amount (based on a straight-life annuity payable beginning at age 65, but in no event less than 120 monthly payments) under the Company's pension plan for specified compensation and service levels assuming a participant retired on July 1, 1999, at age 65 after selected years of service:

AVERAGE ANNUAL                        ESTIMATED ANNUAL PENSION BENEFIT UPON RETIREMENT AT
COMPENSATION                             JULY 1, 1999, WITH YEARS OF SERVICE INDICATED
------------                             ---------------------------------------------
                          15 YRS.            20 YRS.         25 YRS.           30 YRS.           35 YRS.
                          -------            -------         -------           -------           -------

 $115,000                 $23,270           $31,027          $38,784           $46,541           $54,298


  130,000                  26,668            35,557           44,447            53,336           62,225


  145,000                  30,065            40,087           50,109            60,131           70,153


  160,000*                 33,463            44,617           55,772            66,926           78,080

*Generally, a participant's annual benefit payable beginning at his social security retirement age (determined on the basis of his year of birth) must not exceed the lesser of $90,000 (as adjusted for cost-of-living increases--$130,000 for 1998) or 100% of his average compensation for his high three years. In addition, effective beginning in 1994, the Internal Revenue Code reduced the level of a participant's compensation which may be considered in determining benefits under all types of tax-qualified plans from the 1993 level of $235,840 to $150,000 (as adjusted for cost-of-living increases - $160,000).

         Mr. Stephens' current compensation covered by the pension plan is $160,000 with 32 years of plan participation; Mr. Michael's current covered compensation is $160,000 with 15 years of plan participation; Mr. Stone's current covered compensation is

$160,000 with two years of plan participation; Mr. Dondanville's current covered compensation is $160,000 with 14 years of plan participation; and Mr. Tiemeier's current covered compensation is $160,000 with 17 years of plan participation.

                 COMMON STOCK PERFORMANCE CHART

         A line graph comparing the percentage change in the cumulative total shareholder return, including the reinvestment of dividends, on the Company's Common Stock with a cumulative total return of the S&P Composite 500 Stock Index and the S&P Property and Casualty Index for the period beginning December 31, 1993, through December 31, 1998 has been omitted from this electronic filing. The table below contains the data used to create the omitted line graph:

                        TOTAL RETURN
               COMPARISON OF FIVE YEAR CUMULATIVE
                RLI, S&P 500, S&P P/C INS INDEX

                    Compounded Total Return
                        RLI -  18.31%
                       S&P 500 - 18.8%
                     S&P P/C Ins - 16.3%

          Assumes $100 invested on December 31, 1993 in RLI, S&P 500 Index, and S&P P/C Ins Index
       Total Return assumes reinvestment of dividends

Measurement Period                      S&P 500  S&P P/C Ins
(Fiscal Year Covered)     RLI Corp.     Index    Index
---------------------     ---------     -------  ------------
Measurement Pt - 12/31/93   $100        $100     $100

FYE 12/31/94                 85          101      103
FYE 12/31/95                133          139      137
FYE 12/31/96                181          171      163
FYE 12/31/97                274          220      232
FYE 12/31/98                232          272      213

         There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends. The Company will neither make nor endorse any predictions as to future stock performance.

         The foregoing line graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

                  INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors, upon the recommendation of the Audit Committee, has selected KPMG LLP ("KPMG"), the Company's independent public accountants since 1983, to serve as the Company's independent public accountants of the Company for the current fiscal year. Representatives of KPMG are expected to be present at the Annual Meeting with the opportunity to make a statement, if they desire, and will be available to respond to appropriate questions from the shareholders.

                          OTHER BUSINESS

         The Board of Directors knows of no other business to be presented at the Annual Meeting; however, if any other matters do properly come before the meeting, it is intended that the persons appointed as proxies will vote in accordance with their best judgment.

         It is important that proxies be voted promptly so that the presence of a quorum may be assured well in advance of the Annual Meeting, thus avoiding the expense of follow-up solicitations. Accordingly, even if you expect to attend the Annual Meeting, you are requested to date, execute and return the enclosed proxy in the stamped, self-addressed envelope provided. If possible, vote your proxy over the Internet or by telephone using the instructions on your proxy card.

                                   By Order of the Board of Directors


                                    Camille J. Hensey
                                    Vice President/Corporate Secretary

Peoria, Illinois

March 26, 1999

Page 1 of 2
                                                                  (LOGO)

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET,
PLEASE READ THE INSTRUCTIONS BELOW

RLI Corp. encourages you to take advantage of new and convenient ways to vote your shares for matters to be covered at the 1999 Annual Meeting of Stockholders. Please take the opportunity to use one of the three voting methods below to cast your ballot. We've made it easier than ever.

VOTE BY TELEPHONE - 1-800-690-6903
Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number, which is located below, and then following the simple instructions the Vote Voice provides you.

VOTE BY INTERNET - WWW.PROXYVOTE.COM
Use the Internet to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number, which is located below, to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to RLI Corp., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

[CONTROL NUMBER]

     IF YOU VOTE BY PHONE OR VOTE USING THE INTERNET, PLEASE DO NOT
                             MAIL YOUR PROXY.
                          THANK YOU FOR VOTING.

To vote, mark blocks below in blue or black ink as follows:
 ..................................................................

         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

(LOGO)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

1.    ELECTION OF CLASS III DIRECTORS
      (mark one):


 NOMINEES: WILLIAM R. KEANE, GERALD I. LENROW AND EDWIN S. OVERMAN
                                 ----
FOR ALL                         /___/
                                ----
WITHHOLD ALL                   /___/

To withhold authority to vote for any individual nominee, write that nominee's name on the line below.

----------------------------------------------

Please sign exactly as your name(s) appear(s). Executors, trustees, and others signing in a representative capacity should include their name and the capacity in which they sign.

----------------------------------------------
Signature                               Date

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Signature (Joint Owners)                Date


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(LOGO)


RLI CORP.
9025 North Lindbergh Drive
Peoria, Illinois 61615

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints William R. Keane and Gerald D. Stephens, as Proxies, each with the power to appoint his substitute, and hereby authorizes them, or either one of them, to represent and to vote, as designated below, the shares of Common Stock of RLI Corp. held of record by the undersigned on March 8, 1999, at the Annual Meeting of Shareholders to be held on May 6, 1999 or any adjournments thereof.

         If no other indication is made on the reverse side of this form, the proxies shall vote for each of the nominees listed on the reverse side of this form and, in their discretion, upon such other business as may properly come before the meeting.


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